SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             AMERICAN OIL & GAS INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                                               88-0451554
   ----------------------                                   -------------------
  (State of Incorporation                                    (I.R.S. Employer
     or Organization)                                       Identification No.)

       1050 17th Street, Suite 1850
             Denver, Colorado                                       80265
  --------------------------------------                           --------
 (Address of Principal Executive Offices)                         (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ X ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. [   ]


Securities Act registration statement file number to which this form relates:
                                   33-120987
                                   ---------

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                   Name of Each Exchange on Which
           to be so Registered                   Each Class is to be Registered
           -------------------                   ------------------------------

 Common Stock, $0.001 par value per share            American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                 --------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered

     The description of the common stock being registered set forth under the caption "Description of Securities" in the prospectus contained in the registrant's Registration Statement on Form SB-2, File No. 333-120987, as originally filed with the Securities and Exchange Commission on December 3, 2004 or as subsequently amended (the "Registration Statement"), is incorporated by reference in response to this item.

Item 2. Exhibits

     The following exhibits are filed as a part of this Registration Statement:

Exhibit No.   Description
-----------   ----------------------------------------------------------------

    1 Articles of Incorporation of the registrant (incorporated by reference to Exhibit 3 to the Company's Form 10-SB, file number 000-31547, filed on September 18, 2000).

    2 Bylaws of the registrant (incorporated by reference to Exhibit 3(ii) to the Company's Form 10-KSB/A, filed on November 19, 2003).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AMERICAN OIL & GAS INC.


                                          /s/ Andrew P. Calerich
                                           -------------------------------------
                                          Andrew P. Calerich
                                          President and Chief Financial Officer

Dated:  May 12, 2005

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   ----------------------------------------------------------------

    1 Articles of Incorporation of the registrant (incorporated by reference to Exhibit 3 to the Company's Form 10-SB, file number 000-31547, filed on September 18, 2000).

    2 Bylaws of the registrant (incorporated by reference to Exhibit 3(ii) to the Company's Form 10-KSB/A, filed on November 19, 2003).